CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Registration Statement on Form SB-2 of our report dated November 26, 2001, relating to the financial statements of The Coffee Exchange, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                  /s/ ERDINGER, FRUCHTER, ROSEN & CORSO
                                  ----------------------------------------------
                                  MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.


New York, New York
December 7, 2001